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                                                                    Exhibit 10.1

                              CONVERSION AGREEMENT

        THIS CONVERSION AGREEMENT (this "Agreement") is executed as of December 30, 1999 (the "Effective Date") by and among MTI TECHNOLOGY CORPORATION, a Delaware corporation ("MTI"), THE CANOPY GROUP, INC., a Utah corporation ("CGI") and CALDERA SYSTEMS, INC., a Utah corporation (the "Company"). Each of the capitalized terms used but not otherwise defined herein shall have the meaning assigned to such term under the Agreement (as defined below).

        WHEREAS, the Company has authorized 6,596,146 shares of Series A Preferred Stock (the "Series A Preferred") for issuance;

        WHEREAS, MTI and CGI desire to convert the MTI Shares (as defined below) and the CGI Shares (as defined below), respectively, into an equal number of shares of the Series A Preferred all as set forth below; and

        WHEREAS, in consideration for the Company granting to MTI and CGI the right to convert the MTI Shares and CGI Shares into shares of the Series A Preferred, MTI and CGI have agreed to enter into the Waiver of Investor Rights agreement, the Voting Agreement and the Amended and Restated Investor Rights Agreement, all dated as of the date hereof; and

        WHEREAS, MTI, CGI and the Company desire to enter into this Agreement to provide the terms and conditions upon which the MTI Shares and the CGI Shares will be converted to shares of the Series A Preferred;

        NOW THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MTI, CGI and the Company agree as follows:

        1. Conversion. As of the Effective Date, CGI hereby elects to convert 5,273,974 shares of the common stock of the Company (the "Common Stock") held by CGI (the "CGI Shares") into a number of shares of the Series A Preferred equal to the number of the CGI Shares and MTI hereby elects to convert 1,322,172 shares of the Common Stock held by MTI (the "MTI Shares") into the number of shares of the Series A Preferred equal to the number of the MTI Shares.

        2.    Representations, Warranties and Covenants

               (a) Of the Company. The Company hereby makes the following representations, warranties and covenants in favor of each of MTI and
        CGI:

                    (i) Authorized Shares. The shares of the Series A Preferred identified in Section 1 of this Agreement constitute duly authorized shares of the capital stock of the Company the issuance of which to MTI and CGI has been duly authorized by the board of directors of the Company.

                    (ii) Validly Issued. Upon issuance of the shares of the Series A Preferred identified in Section 1 of this Agreement and receipt by the Company of the certificates representing the MTI Shares and the CGI Shares properly endorsed and accompanied by all instruments necessary to effect the transfer of such shares of the Common Stock to the Company (collectively, the "Certificates"), such shares of the Series A Preferred shall be validly issued and
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     outstanding, fully paid, nonassessable and free and clear of all liens and encumbrances arising through the actions of the Company or its directors, officers, employees or agents.

          (iii) ISSUANCE OF SERIES A PREFERRED. Upon the Company's receipt of the Certificates and the duly executed counterparts of this Agreement from each of CGI and MTI, the Company shall issue the shares of the Series A Preferred specified in Section 1 of this Agreement to the party identified in Section 1 of this Agreement as electing to receive such shares.

     (b) Of MTI and CGI. Each of MTI and CGI (each being, individually, a "Shareholder") hereby make the following representations, warranties and covenants with respect to such Shareholder in favor of the Company.

          (i) TITLE TO SHARES. Such Shareholder is the owner of record of the MTI Shares, in the case of MTI, or the CGI Shares, in the case of CGI, and owns such shares of the Common Stock free and clear of all liens, claims and encumbrances.

          (ii) AUTHORIZATION. Such Shareholder has full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Shareholder. The individual signing this Agreement on behalf of such Shareholder is duly authorized to execute this Agreement for and on behalf of such Shareholder. All organizational action required to be taken to authorize (i) the execution and delivery of this Agreement by the undersigned individual for and on behalf of such Shareholder and (ii) the performance by such Shareholder of such Shareholder's obligations hereunder has been taken.

          (iii) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Shareholder in reliance upon such Shareholder's representation to the Company, which, by such Shareholder's execution of this Agreement, such Shareholder hereby confirms, that the shares of Series A Preferred to be purchased by such Shareholder and any securities issuable upon conversion thereof (such shares of the Series A Preferred and securities issuable upon conversion thereof being, collectively, the "Securities") are being and will be acquired for investment for such Shareholder's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and that neither such Shareholder nor any of its officers, members, managers or representatives with the authority, responsibility or power to make a decision with regard to the purchase or sale of the Securities or any portion thereof (collectively, such "Shareholder's Representatives") has any present intention of selling, granting any participation in or otherwise distributing the same. Such Shareholder and such Shareholder's Representatives are familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Securities Act of 1933, as amended (the "Securities Act") and state securities laws and the special meaning given to such term by the Securities and Exchange Commission (the "SEC"). By executing this Agreement, such Shareholder further represents that such Shareholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.


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                (iv)    Reliance Upon Shareholder's Representations and
        Warranties. Such Shareholder and such Shareholder's Representatives understand that the Securities are not, and upon issuance of any of the Securities on conversion of shares of the Series A Preferred, at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act, and that the Company's reliance on such exemption is predicated on such Shareholder's representations and warranties set forth herein. Such Shareholder and such Shareholder's Representatives realize that the basis for the exemption may not be present if, notwithstanding such representations and warranties, such Shareholder or any of such Shareholder's Representatives has in mind merely acquiring the Securities or any portion thereof for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Neither such Shareholder nor any of such Shareholder's Representatives has any such intention. Furthermore, such Shareholder hereby covenants to indemnify the Company for and hold the Company harmless from all losses, costs, damages, liabilities and expenses arising out of or in connection with any breach or inaccuracy of any representation, warranty or covenant made by such Shareholder in this Letter.

                (v) Receipt of Information. Such Shareholder and such Shareholder's Representatives have received all the information they consider necessary or appropriate for deciding whether to purchase the Securities and each portion thereof. Such Shareholder further represents that such Shareholder and such Shareholder's Representatives have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and each portion thereof and the business, properties, prospects and financial condition of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to such Shareholder or such Shareholder's Representatives or to which such Shareholder or such Shareholder's Representatives had access. Neither such Shareholder nor any of such Shareholder's Representatives has received, or is relying upon, any representations, written or oral, from the Company, or its officers, directors, employees, attorneys or agents. In making the decision to purchase the Securities and each portion thereof, such Shareholder and such Shareholder's Representatives have relied solely upon their review of this Agreement, the Articles of Amendment to the Company's Articles of Incorporation designating the terms and conditions of the Series A Preferred, and independent investigations made by such Shareholder or such Shareholder's Representatives without assistance of the Company or its officers, directors, employees, attorneys or agents. Such Shareholder further represents and affirms that none of the following information has ever been represented, guaranteed or warranted to such Shareholder or any of its officers, members, managers or representatives, expressly or by implication, by any person:

                        (1) The approximate or exact length of time that such Shareholder will be required to remain a shareholder of the Company,


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                (2)     The percentage of profit and/or amount of or type of
        consideration, profit or loss to be realized, if any, as a result of an investment in the Company; or

                (3) The possibility that the past performance or experience on the part of the Company or any affiliate, officer, director, employee or agent of the Company, might in any way indicate or predict the results of ownership of the Securities or the potential success of the Company's operations.

        (vi) Investment Experience. Such Shareholder represents that it and such Shareholder's Representatives are experienced in evaluating and investment in private placement transactions of securities of companies in a similar stage of development as the Company and acknowledges that such Shareholder can bear the economic risk of such Shareholder's investment and that such Shareholder's Representatives have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the Securities.

        (vii) Accredited Investor. Such Shareholder is an Accredited Investor, as such term is defined in Regulation D promulgated under the Securities Act.

        (viii) Restricted Securities. Such Shareholder and each of such Shareholder's Representatives understands that neither the Securities nor any portion thereof may be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities (or such portion thereof) or an available exemption from registration under the Securities Act, the Securities and each portion thereof must be held indefinitely. Such Shareholder and each of such Shareholder's Representatives realizes that the Securities and each portion thereof are unlikely to qualify for sale or other disposition under Rule 144 issued by the SEC. Furthermore, such Shareholder and each of such Shareholder's Representatives is aware that neither the Securities nor any portion thereof may be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available. Such Shareholder further acknowledges that the Company is under no obligation to register the Securities or any portion thereof under the Securities Act or under any state securities laws or to assist in complying with any exemption from such registration if such Shareholder should at a later date wish to dispose of the Securities or such portion.

        (ix) Legends. To the extent applicable, each certificate or other document evidencing any of the Securities shall be endorsed with the legends substantially in the form set forth below:

The following legend under the Securities Act:

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            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
            SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD,
            TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS CALDERA SYSTEMS, INC. (THE "COMPANY") HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

            Also the Company shall endorse such certificates with each legend imposed or required by the Company's Articles of Incorporation , the Company's Bylaws or applicable state securities laws.

                  (x) Public Sale. Such Shareholder agrees not to make, without the prior written consent of the Company, any public offering or sale of any of the Securities, although permitted to do so pursuant to Rule 144(k) promulgated under the Securities Act, until the earlier of (i) the date on which the Company effects its initial registered public offering pursuant to the Securities Act or
            (ii) the date on which it becomes a registered company pursuant to
            Section 12(g) of the Securities Exchange Act of 1934, as amended, or
            (iii) five years after the Effective Date.

      3. Governing Law. This Agreement shall be governed by the laws of the State of Utah, without reference to the choice of laws rules of such state.

      4. Attorneys' Fees. In the event any party hereto fails to perform any of its obligations under this Agreement or the transactions contemplated hereby or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all reasonable costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including court costs and reasonable attorneys' fees.

      5. Successors and Assigns. This Agreement shall be binding upon each party hereto and its respective successors and assigns.

      6. Severability. If any term of provision of this Agreement or any application thereof shall be held invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

      7. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties hereto. The Company, MTI and CGI hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the subject matter hereof are merged into and revoked by this Agreement.

      8. Interpretation. All provisions of this Agreement shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

      9. Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, taken together, shall


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constitute one agreement. An original signature or copy thereof transmitted by facsimile shall constitute an original signature for purposes of this Agreement.

               [Signatures are set forth on the following page.]


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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the
Effective Date.

                                               COMPANY

                                               CALDERA SYSTEMS, INC., a Utah
                                               corporation

                                               By: /s/ RANSOM H. LOVE
                                                   --------------------------

                                               Name: Ransom H. Love
                                                     ------------------------

                                               Title: President & CEO
                                                      -----------------------


                                               CGI

                                               THE CANOPY GROUP, INC., a Utah
                                               corporation

                                               By: /s/ RAYMOND J. NOORDA
                                                   --------------------------

                                               Name:
                                                     ------------------------

                                               Title:
                                                      -----------------------


                                               MTI

                                               MTI TECHNOLOGY CORPORATION, a
                                               Delaware corporation

                                               By: /s/ DALE R. BOND
                                                   --------------------------

                                               Name: Dale R. Bond
                                                     ------------------------

                                               Title: Sr. Vice President &
                                                      Chief Financial Officer
                                                      -----------------------